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BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST IV
SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-1, INVESTOR NUMBER 19982001

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MONTHLY SERVICING SUMMARY                                                             PERIOD                    02/28/99
                                                                                     ENDING:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         Pass Through
                                                                             Rate               Balance            Pool Factor
                                                                      ------------------- --------------------- -------------------
                                                                  BOP     Scheduled Pool       $788,496,596.21         88.0568787%
                                                                  EOP     Scheduled Pool        778,513,443.36         86.9419909%
Determination Date:         03/05/99            Class A-1 Certificate            6.4700%        617,333,350.80         84.0755796%
Remittance Date:            03/10/98              Class M Certificate            6.9400%         67,158,000.00        100.0000000%
Prior Period WAC              10.34%            Class B-1 Certificate            7.8100%         53,727,000.00        100.0000000%
Current Period WAC            10.34%            Class B-2 Certificate            8.0000%         40,295,092.56        100.0000000%

I.    RECAP OF POOL:                          LOAN
                                             COUNT          CLASS A-1             CLASS M
                                            ---------  --------------------- -------------------
      Beginning Certificate Balance           30,051        $627,316,503.65      $67,158,000.00
      Scheduled Principal Reduction                          (2,082,546.57)                0.00
      Partial Principal Prepayments                            (258,269.02)                0.00
      Principal Prepayments In Full            (243)         (5,187,131.54)                0.00
      Contract Liquidations                     (91)         (2,455,205.72)                0.00
      Contract Repurchases                         0                   0.00                0.00
      Previously Undistributed Shortfalls                              0.00                0.00
                                            ---------  --------------------- -------------------
      Remaining Certificate Balance           29,717        $617,333,350.80      $67,158,000.00
                                            ---------  --------------------- -------------------
                                            ---------  --------------------- -------------------

I.    RECAP OF POOL:
                                                 CLASS B-1            CLASS B-2
                                            --------------------- -------------------
      Beginning Certificate Balance               $53,727,000.00      $40,295,092.56
      Scheduled Principal Reduction                         0.00                0.00
      Partial Principal Prepayments                         0.00                0.00
      Principal Prepayments In Full                         0.00                0.00
      Contract Liquidations                                 0.00                0.00
      Contract Repurchases                                  0.00                0.00
      Previously Undistributed Shortfalls                   0.00                0.00
                                            --------------------- -------------------
      Remaining Certificate Balance               $53,727,000.00      $40,295,092.56
                                            --------------------- -------------------
                                            --------------------- -------------------

II.   DISTRIBUTIONS:
                                                            CLASS A-1             CLASS M
                                                       --------------------- -------------------
      Principal Distribution Amount                           $9,983,152.85               $0.00
      Scheduled Interest Distribution Amount                   3,382,281.48          388,397.10
      Unpaid Interest Shortfall Current Period                         0.00                0.00
      Previously Undistributed Interest Shortfalls                     0.00                0.00
                                                       --------------------- -------------------
      Total Distribution                                     $13,365,434.33         $388,397.10
                                                       --------------------- -------------------
                                                       --------------------- -------------------

II.   DISTRIBUTIONS:
                                                            CLASS B-1            CLASS B-2
                                                       --------------------- -------------------
      Principal Distribution Amount                                   $0.00               $0.00
      Scheduled Interest Distribution Amount                     349,673.23          268,633.95
      Unpaid Interest Shortfall Current Period                         0.00                0.00
      Previously Undistributed Interest Shortfalls                     0.00                0.00
                                                       --------------------- -------------------
      Total Distribution                                        $349,673.23         $268,633.95
                                                       --------------------- -------------------
                                                       --------------------- -------------------

                                                       ---------------------
      AVAILABLE DISTRIBUTION AMOUNT:                           14,825,816.72
                                                       ---------------------
                                                       ---------------------

III.  MONTHLY ADVANCE
                                                     Monthly Advance Amount                                     $0.00
                                                                    Outstanding Amount Advanced                 $0.00

IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                               $453,678.11
                                                                                                ---------------------
                                                                                                ---------------------

V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                        $8,876,758.91
                                                                                  Gross Int....        (6,794,212.34)
                                                                                                ---------------------
                                                                                  Principal....          2,082,546.57
                                                                                                ---------------------
                                                                                                ---------------------

VI.   SERVICING FEE:                                                                                      $657,080.50
                                                                                                ---------------------
                                                                                                ---------------------

VII.  DELINQUENCY INFORMATION:
                                                         Days Delinquent                 Number     Actual Balance
                                                       --------------------- ------------------- ---------------------
                                                             31 - 59                        303         $8,335,513.13
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                                                             60 - 89                         99          2,730,990.48
                                                            90 or more                      139          5,037,242.44
                                                       --------------------- ------------------- ---------------------
                                                         Total Delinquent                   541        $16,103,746.05
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------

VIII. REPOSSESSION INFORMATION:                                                          Number     Actual Balance
                                                                             ------------------- ---------------------
                                                                         BOP                214         $6,747,062.38
                                                               Repossessions
                                                                        Plus                 91          2,496,160.76
                                                               Repossessions
                                                                  this Month
                                                           Less Liquidations               (91)       ($2,545,460.25)
                                                                             ------------------- ---------------------
                                                                         EOP                214         $6,697,762.89
                                                               Repossessions
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------
IX.   REPURCHASES:
                                                                                         Number     Actual Balance
                                                                             ------------------- ---------------------
                                                                   Contracts                  0                 $0.00
                                                              Repurchased or
                                                                    Replaced
                                                         Eligible Substitute                  0                 $0.00
                                                                   Contracts
                                                                             ------------------- ---------------------
                                                          Difference Paid by                  0                 $0.00
                                                                    Servicer
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------


X.    RESERVE ACCOUNT SUMMARY:
                       Reserve Account Deposit Amount                                                           $0.00
                       Reserve Account Draw Amount                                                              $0.00
                       Distribution to Class R Certificateholder                                           $32,158.46
                       Ending Balance  at                         28-Feb-99                             $8,986,559.46

XI.   DELINQUENCY RATIOS
                                                               Average 30-Day Delinquency Ratio                 1.33%
                                                               Average 60-Day Delinquency Ratio                 0.97%
                                                                 Cumulative Realized Loss Ratio                 1.12%
                                                                    Current Realized Loss Ratio                 1.10%

XII.  LIQUIDATION LOSSES:
                                                                   Previous Period Aggregate Net        $8,676,246.74
                                                                             Liquidation Losses:
                                                        Current Period Aggregate Net Liquidation       $10,059,165.42
                                                                                         Losses:
                                                             Current Period Liquidation Losses:         $1,382,918.68

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                                        $45,010.93

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